Finance and other costs	12 Months Ended
Mar. 31, 2018
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Finance and other costs

6. Finance and other costs

For the year ended March 31,	2016	2017	2018	2018
	(₹ in million)	(₹ in million)	(₹ in million)	(US dollars in million)
Interest on borrowings other than convertible notes(1)	53,848	55,100	51,118	785
Foreign currency translation reserve reclassified from equity to profit and loss relating to subsidiaries under liquidation(4)	—	—	81,315	1,249
Unwinding of discount on provisions	779	844	837	13
Net foreign exchange loss on foreign currency borrowings and creditors for capital expenditure	4,708	2,321	565	9
Bank charges	1,126	700	1,127	17
Others(3)	5,051	9,325	9,704	149
Capitalisation of finance costs(2)	(5,928)	(6,690)	(3,484)	(54)

	59,584	61,600	141,182	2,168

Notes:

(1)	Represent cost in respect of financial liabilities which are carried at amortised cost using the effective interest rate method.
(2)	Capitalisation of borrowing costs relates to funds borrowed both specifically and generally to acquire/ construct qualifying assets. The capitalisation rate relating to borrowings was approximately 8.91%, 9.00% and 8.14% for the year ended March 31, 2016, 2017 and 2018 respectively.
(3)	Includes charge pursuant to unfavourable arbitration order (refer note 29 – Vedanta Limited Contractor claims).
(4)	Three wholly owned subsidiaries of the Group, Twin Star Mauritius Holdings Limited, Twin Star Energy Holdings Limited and Sesa Sterlite Mauritius Holdings Limited are in the process of liquidation. All these entities had US dollar as their functional currency and their financial statements are translated into Indian Rupees for the purpose of consolidated financial statements. The cumulative exchange difference relating to these entities recognized in equity has now been recognised in the consolidated statements of profit or loss.